SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2004

                                    HEI, Inc.
               (Exact name of Registrant as Specified in Charter)

         Minnesota                      0-10078                 41-0944876
----------------------------       ----------------         -------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
         --------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS.

     On April 13, 2004, HEI, Inc. ("the Company") today announced unaudited financial results for its second quarter ended February 28, 2004.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits:

          99.1 Press Release dated April 13, 2004, regarding the Company announcing its unaudited financial results for its second quarter ended February 28, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEI, INC.

Dated: April 13, 2004                     By    /s/ Douglas Nesbit
                                             -----------------------------------
                                             Douglas Nesbit
                                             Its: Chief Financial Officer

                                  Exhibit Index

         99.1 Press Release dated April 13, 2004, regarding the Company announcing its unaudited financial results for its second quarter ended February 28, 2004.